                                                                   EXHIBIT 10(H)
                             SUBORDINATION AGREEMENT


         This Subordination Agreement (this "Agreement") is made by and among Martin Industries, Inc., a Delaware corporation ("Martin"), M-TIN, LLC, an Alabama limited liability company ("M-TIN"), and AmSouth Bank, an Alabama banking corporation ("AmSouth") on or as of the 5th day of April, 2002.

         WHEREAS, Martin is or is about to become indebted to M-TIN upon a certain promissory note in the original principal amount of One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (together with any extensions and renewals thereof, and substitutions therefore, the "M-TIN Promissory Note");

         WHEREAS, Martin is indebted to AmSouth under a line of credit pursuant to that certain Loan Agreement dated January 7, 1993, as amended (the "Loan Agreement"), as evidenced by that certain $11,000,000 Modified, Amended and Restated Line of Credit Note dated as of June 15, 2001, as amended to reduce the amount available thereunder to Seven Million Five Hundred Thousand and No/100 Dollars ($7,500,000.00) (together with any extensions and renewals thereof, and substitutions therefore, the "AmSouth Promissory Note"); and

         WHEREAS, the M-TIN Promissory Note is to be secured by a first mortgage (the "First Mortgage") covering certain real property of Martin located in the Alabama counties of Colbert, Lauderdale, and Limestone, which properties are more particularly described on EXHIBITS A AND B attached hereto (the "Properties"); and

         WHEREAS, the Properties are currently encumbered by a mortgage in favor of AmSouth dated as of January 7, 1993 and recorded in the Office of the Judge of Probate of Colbert County in Fiche 93-01, Frames 467-517, and in the Office of the Judge of Probate of Lauderdale County in Fiche 93-12, Frame 1-51, and in the Office of the Judge of Probate of Limestone County in Fiche 02669, Page 012 (the "1993 Mortgage"), which 1993 Mortgage is due to be satisfied by AmSouth as a result of Martin's payment in full of the term loan that was secured thereby; and

         WHEREAS, Martin has requested and received from AmSouth an extension of the maturity of the AmSouth Promissory Note until July 1, 2002, and as a condition to such extension has agreed to secure the AmSouth Promissory Note and all other indebtedness of Martin to AmSouth with a second mortgage covering the Properties (the "Second Mortgage"); and

         WHEREAS, the parties hereto desire to establish the priorities of their respective security interests arising from the First Mortgage and the Second Mortgage, and any future mortgage given in replacement of the First Mortgage;

         NOW, THEREFORE, the parties hereto agree as follows:


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


         1. AmSouth acknowledges that the indebtedness secured by the 1993 Mortgage has been paid in full, and AmSouth agrees to satisfy of record the 1993 Mortgage.

         2. AmSouth acknowledges and agrees that the Second Mortgage against the Properties is, and shall at all times hereafter remain, subject and subordinate in all respects to the lien of the First Mortgage upon the Properties subject to the limitations in paragraph 3, below.

         3. AmSouth further agrees that the Second Mortgage shall be subject and subordinate in all respects to the First Mortgage and to any future mortgage upon the Properties given in substitution or exchange for the First Mortgage, or securing a refinancing or replacement loan to Martin (hereinafter a "Substitute Mortgage"); provided, that, in no event shall the aggregate indebtedness secured by the First Mortgage or any Substitute Mortgage at any time exceed the lesser of (i) the amount outstanding on the M-TIN Promissory Note (after giving effect to all principal reductions) plus up to an additional $500,000.00 loaned from M-TIN to Martin (the "Additional Loan"), but only if the note evidencing such Additional Loan is pledged and delivered to AmSouth as collateral for the sums owing by M-TIN to AmSouth, or (ii) Two Million and No/100 Dollars ($2,000,000.00). The parties hereto acknowledge and agree that, for purposes of this Subordination Agreement, (x) any principal reductions in the M-TIN Promissory Note will constitute permanent reductions in the amount subordinated hereunder, and any readvances and reborrowings of such sums will not be subordinated to the indebtedness owing to AmSouth, and (y) any sums advanced pursuant to the Additional Loan, if advanced in the form of a line of credit, may be repaid and reborrowed, and such reborrowed funds shall be subordinated by AmSouth pursuant to the terms of this Agreement but not to exceed $500,000. AmSouth agrees, upon the request of M-TIN or Martin, to execute and deliver such documents as may be requested to evidence and confirm such subordination.

         4. M-TIN's delay in or failure to exercise any right or remedy shall not be deemed a waiver of any obligation of Martin or AmSouth or any right of M-TIN. This Agreement may be modified, and any parties' rights hereunder waived, only by agreement in writing signed by the parties hereto.

         5. This Agreement is solely for the benefit of, and shall be binding upon, Martin, AmSouth, M-TIN, and their respective successors and assigns, and shall not inure to the benefit of any other person or entity whatsoever.

         6. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

         7. This Agreement shall be governed by the laws of the State of Alabama.


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


         IN WITNESS WHEREOF, the parties have hereto set their hands and seals on or as of the 5th day of April, 2002.

                              AMSOUTH BANK

                              By:            /s/ DARLENE CHANDLER
                                  ----------------------------------------------
                              Its:              Vice President
                                   ---------------------------------------------



                              M-TIN, LLC

                                           /s/ JOHN L. DUNCAN
                              --------------------------------------------------
                              By  John L. Duncan
                              Its Member


                                          /s/ JIMMY D. CAUDLE, SR.
                              --------------------------------------------------
                              By Jimmy D. Caudle, Sr.
                              Its Member



                              MARTIN INDUSTRIES, INC.


                              By:            /s/ JAMES W. TRUITT
                                  ----------------------------------------------
                              Its:           Vice President - CFO
                                   ---------------------------------------------


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


STATE OF ALABAMA           )
                           :
JEFFERSON COUNTY           )


         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Darlene Chandler, whose name as Vice President of AmSouth Bank, an Alabama banking corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she, as such officer and with full authority, executed the same voluntarily on the day the same bears date.

         Given under my hand and official seal this the 8th day of April, 2002.

                                                  /s/ HATTIE EVANS
                                  ----------------------------------------------
                                  Notary Public

[NOTARIAL SEAL]                   My Commission expires: January 17, 2004
                                                         -----------------------







STATE OF ALABAMA           )
                           :
LAUDERDALE COUNTY          )


         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that John L. Duncan, whose name as Member of M-TIN, LLC, an Alabama limited liability company, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, in his capacity as a Member and with full authority, executed the same voluntarily on the day the same bears date.

         Given under my hand and official seal this the 5th day of April, 2002.

                                               /s/ DIANE S. MCGEE
                                  ----------------------------------------------
                                  Notary Public

[NOTARIAL SEAL]                   My Commission expires: 08-20-04
                                                         -----------------------

STATE OF ALABAMA           )
                           :
MADISON COUNTY             )


         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Jimmy D. Caudle, Sr., whose name as Member of M-TIN, LLC, an Alabama limited liability company, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, in his capacity as a Member and with full authority, executed the same voluntarily on the day the same bears date.

         Given under my hand and official seal this the 5th day of April, 2002.


                                               /s/ PAMELA MORRING
                                  ----------------------------------------------
                                  Notary Public

[NOTARIAL SEAL]                   My Commission expires:  9-28-04
                                                          ----------------------

STATE OF ALABAMA           )
                           :
LAUDERDALE COUNTY          )


         I, the undersigned, a notary public in and for said county in said state, hereby certify that James W. Truitt, whose name as Vice President - CFO of Martin Industries, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

         Given under my hand and official seal this 5th day of April, 2002.

                                                  /s/ DIANE S. MCGEE
                                  ----------------------------------------------
                                  Notary Public

[NOTARIAL SEAL]                   My Commission expires:  08-20-04
                                                          ----------------------

                                    EXHIBIT A

                                THE FEE PROPERTY




                                  See attached.

                                    EXHIBIT B

                             THE LEASEHOLD PROPERTY




                                  See attached.